UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)
TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President	Michael K. Hoffman, Esq.
RMR Real Estate Income Fund	Skadden, Arps, Slate, Meagher & Flom LLP
Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	4 Times Square New York, New York 10036-6522

Karen Jacoppo-Wood, Esq.
State Street Bank and Trust Company
One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1.    Reports to Stockholders.

RMR Real Estate
Income Fund
_______________________

Annual Report
December 31, 2019

RMR Real Estate Income Fund

THIS ANNUAL REPORT ON FORM N-CSR CONTAINS STATEMENTS THAT CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF OUR SHAREHOLDER REPORTS LIKE THIS ONE WILL BE MADE AVAILABLE ON OUR WEBSITE INSTEAD OF SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES FROM US OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

IF YOU ALREADY ELECTED TO RECEIVE SHAREHOLDER REPORTS ELECTRONICALLY, YOU WILL NOT BE AFFECTED BY THIS CHANGE AND YOU NEED NOT TAKE ANY ACTION. YOU MAY ELECT TO RECEIVE SHAREHOLDER REPORTS AND OTHER COMMUNICATIONS FROM US OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY ELECTRONICALLY BY WRITING TO INVESTOR RELATIONS, RMR FUNDS, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRFUNDS.COM.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM US OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY WRITING TO INVESTOR RELATIONS, RMR FUNDS, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRFUNDS.COM. YOUR ELECTION TO RECEIVE PAPER REPORTS WILL APPLY TO ALL FUNDS WITHIN THE FUND COMPLEX (OF WHICH THE FUND IS CURRENTLY THE ONLY FUND) THAT YOU HOLD SHARES IN.

ACTING PURSUANT TO A U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) EXEMPTIVE ORDER AND WITH THE APPROVAL OF OUR BOARD OF TRUSTEES ( “BOARD”), WE HAVE ADOPTED A PLAN, CONSISTENT WITH OUR INVESTMENT OBJECTIVES AND POLICIES, THAT ALLOWS US TO INCLUDE LONG TERM CAPITAL GAINS, WHERE APPLICABLE, AS PART OF A REGULAR FIXED QUARTERLY DISTRIBUTION TO OUR SHAREHOLDERS (“MANAGED DISTRIBUTION PLAN”).

OUR CURRENT DISTRIBUTION RATE IS $0.33 PER COMMON SHARE BUT THIS RATE IS SUBJECT TO CHANGE AT THE DISCRETION OF OUR BOARD. UNDER OUR MANAGED DISTRIBUTION PLAN, WE WILL DISTRIBUTE AVAILABLE INVESTMENT INCOME TO SHAREHOLDERS, CONSISTENT WITH OUR INVESTMENT OBJECTIVES AND AS REQUIRED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). IF THE AMOUNT OF OUR QUARTERLY DISTRIBUTIONS EXCEEDS THE AMOUNT OF OUR INVESTMENT INCOME AND NET REALIZED GAINS, THIS EXCESS WOULD BE A RETURN OF CAPITAL TO SHAREHOLDERS FROM OUR ASSETS.

YOU SHOULD NOT DRAW ANY CONCLUSIONS ABOUT OUR INVESTMENT PERFORMANCE FROM THE AMOUNT OF THESE DISTRIBUTIONS OR FROM THE TERMS OF OUR MANAGED DISTRIBUTION PLAN. OUR TOTAL RETURN PERFORMANCE ON NET ASSET VALUE IS PRESENTED IN OUR FINANCIAL HIGHLIGHTS TABLE.

OUR BOARD MAY AMEND, SUSPEND OR TERMINATE THE MANAGED DISTRIBUTION PLAN AT ANY TIME WITHOUT PRIOR NOTICE TO OUR SHAREHOLDERS IF IT DEEMS SUCH ACTIONS TO BE IN THE BEST INTERESTS OF US OR OUR SHAREHOLDERS. THE SUSPENSION OR TERMINATION OF OUR MANAGED DISTRIBUTION PLAN COULD HAVE THE EFFECT OF CREATING A TRADING DISCOUNT (IF OUR SHARES ARE TRADING AT OR ABOVE NET ASSET

VALUE) OR WIDENING AN EXISTING TRADING DISCOUNT. WE ARE SUBJECT TO RISKS THAT COULD HAVE AN ADVERSE IMPACT ON OUR ABILITY TO MAINTAIN LEVEL DISTRIBUTIONS. EXAMPLES OF POTENTIAL RISKS INCLUDE, BUT ARE NOT LIMITED TO, ECONOMIC DOWNTURNS IMPACTING THE MARKETS, INCREASED MARKET VOLATILITY, COMPANIES (INCLUDING REITS) SUSPENDING OR DECREASING DIVIDEND DISTRIBUTIONS AND CHANGES IN THE CODE.

IN DECEMBER 2019, WE ANNOUNCED OUR INTENTION TO PURSUE A NEW BUSINESS STRATEGY AS A COMMERCIAL MORTGAGE REIT. FOR MORE INFORMATION ABOUT THIS PROPOSAL, PLEASE CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

•
WE ARE A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY ONLY PURCHASE OUR SHARES IN AN OFFERING BY THE FUND. YOU SHOULD CONSIDER OUR INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY OF OUR SHARES. AN INVESTMENT IN OUR SHARES IS SUBJECT TO MATERIAL RISKS.

•
PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF OUR PORTFOLIO. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING OUR SHARES.

•
FOR MORE INFORMATION ABOUT US PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO OUR FILINGS WITH THE SEC,WHICH ARE AVAILABLE AT WWW.SEC.GOV. OUR INTERNET ADDRESS IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing our financial results and position for the year ended December 31, 2019 and financial position as of December 31, 2019.
For the year ended December 31, 2019, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 35.8%. The annualized distribution rate on our NAV at December 31, 2019, based on our annualized fourth quarter dividend, was 5.3%. Also, for the year ended December 31, 2019, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was 43.4%. The annualized distribution rate on the market price of our common shares at December 31, 2019, based on our annualized fourth quarter dividend, was 6.5%.
The total return for the Morgan Stanley REIT Index (the “RMS Index”) in 2019 was 25.8% compared to the our total return on NAV of 35.8%. Our outperformance compared to the RMS Index during 2019 was primarily due to our overweight position in higher yielding REIT common and preferred securities in our investment portfolio compared to the RMS Index, and those securities appear to have been particularly positively impacted by investors’ appetite for high yielding securities after the Fed decreased short term interest rates three times during the year.
On February 24, 2020, we announced the filing of a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) to hold a Special Meeting for shareholders to consider a proposal to change our business from investing in equity securities of real estate companies to originating and investing in mortgage loans secured by middle market and transitional commercial real estate, and to amend our fundamental investment policies and restrictions to permit us to pursue our new business (the “Business Change Proposal”). The Business Change Proposal was unanimously approved by our Board of Trustees, including all the members of the Board who are independent trustees (the “Independent Trustees”). The implementation of the Business Proposal would result in our pursuing a commercial mortgage REIT business strategy.
In pursuing a commercial mortgage REIT business strategy, we will focus on originating and acquiring first mortgage whole loans, generally of $50.0 million or less, secured by middle market and transitional commercial real estate.
Our Board of Trustees believes the Business Change Proposal is the best path for us to increase shareholder value because it has the potential to meaningfully increase the distributions paid to our shareholders in the future as well as the price at which our common shares trade relative to NAV.
Adoption of the Business Change Proposal is expected to provide the following opportunities and benefits for our shareholders:

•
Provides potential path to long-term distribution growth. Our current managed distribution rate is not supported by current and forecasted cash flow from earnings and in recent quarters has been supplemented by capital gains distributions. Without action, our distribution rate would likely need to be reduced beginning in 2020 from its current $0.33 per common share on a quarterly basis in order to make regular quarterly distributions sustainable over the long term. While distributions might be temporarily reduced during the Business Change Proposal implementation, implementation of a commercial mortgage REIT business strategy could provide our shareholders an opportunity to return to, or possibly, meaningfully exceed, the current distribution rate once the business plan as a commercial mortgage REIT is fully implemented.

•
Positions the Fund to weather economic downturns. Debt is senior to equity and may offer lower risk of income volatility, particularly in a declining economic environment where common share distributions are likely the first income streams to come under pressure. Implementation of a commercial mortgage REIT business strategy could provide our shareholders with a debt-focused investment strategy that provides a more favorable risk-return tradeoff than equity investments in listed real estate securities.

•
Leverages the experience of RMR Advisors and its affiliates to take advantage of current financing environment. With a decrease in available capital from traditional commercial real estate (CRE) debt providers, borrowers are looking to alternative CRE lenders who can operate with fewer regulatory constraints. Additionally, a large volume of maturing loans in the next five years may result in the need for borrowers to refinance assets. By implementing a commercial mortgage REIT business strategy, we can leverage RMR Advisors LLC, or RMR Advisors, or our Advisor, and its affiliates’ experience originating loans to take advantage of the current environment to pursue opportunities that may have attractive risk adjusted investment returns.

* The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.                                     6

•
Establishes new investment objective to balance capital preservation with generating risk adjusted returns: Our Board has determined that a change from an objective of paying a high level of current income to common shareholders, with capital appreciation, to one of balancing capital preservation with generating attractive risk adjusted returns through a commercial mortgage REIT business strategy may allow more flexibility to take advantage of changing market conditions and improve long term shareholder value.

•
Provides a catalyst to minimize or eliminate valuation gap. Our common shares have historically traded at a discount to NAV, even when returns have been better than our benchmark index and peer group. Many commercial mortgage REITs that follow our intended business strategy following the Business Change Proposal have historically traded at, or in excess of, NAV.

If the Business Change Proposal is approved by shareholders, we will begin to realign our portfolio consistent with our new business strategy as a commercial mortgage REIT and file an application with the SEC to deregister as an investment company under the Investment Company Act of 1940 (the “Investment Company Act”). We intend to sell our existing investments and transition our portfolio into commercial mortgages as opportunities within the new business strategy arise.
After deregistration, our Board anticipates we would terminate our existing investment advisory agreement and enter into a new management agreement with our Advisor or one of its affiliates to provide day-to-day management.
We anticipate seeking to maintain a quarterly distribution as high as reasonably practicable. Our Advisor has committed to bear all third-party costs and expenses related to consideration and approval of the Business Change Proposal.
With the Business Change Proposal, we intend to operate as a commercial mortgage REIT. The full implementation of the Business Change Proposal is anticipated to have a positive impact on the sustainability and potential growth of our earnings and distribution rate over the long term. The implementation period may last up to two years, with full implementation not projected until after the SEC issues an order deregistering the Fund under the Investment Company Act.
For more details on the implications of the Business Change Proposal, as well as risks related to the Business Change Proposal, please review the definitive proxy statement on file with the SEC.
Thank you for your continued support.
Sincerely,
Fernando Diaz
President
February 25, 2020

We have filed a definitive proxy statement regarding the Business Change Proposal which is available free of charge at www.rmrfunds.com, or at the SEC's website, www.sec.gov. Shareholders should read the definitive proxy statement carefully because it contains important information, including information regarding the risks of the Business Change Proposal. Shareholders should make no decision about the Business Change Proposal until reviewing the definitive proxy statement sent to them.

We and our trustees and officers, RMR Advisors and its affiliates’ respective members, trustees, directors, shareholders, officers and employees, Morrow Sodali LLC and other persons may be deemed to be participants in the solicitation of proxies with respect to the Business Change Proposal. Shareholders may obtain more detailed information regarding the direct and indirect interests of the foregoing persons by reading the definitive proxy statement filed with the SEC regarding the Business Change Proposal.

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2019)* (unaudited)

REITs
Residential	14%
Health Care	13%
Industrial	10%
Lodging/Resorts	10%
Others, less than 10% each	50%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2019)* (unaudited)
Common Securities	81%
Preferred Securities	18%
Short-term securities	1%
Total investments	100%
______________
*
These percentages represent our portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents our portfolio holdings by sub-sector or type of security as a percentage of our net assets.

RMR Real Estate Income Fund
Portfolio of Investments – December 31, 2019

Company	Shares	Value
COMMON STOCKS - 110.6%
REAL ESTATE INVESTMENT TRUSTS - 110.6%
DATA CENTERS - 4.8%
CyrusOne, Inc. (a)	68,000	$4,449,240
Digital Realty Trust, Inc. (a)	42,000	5,029,080
Equinix, Inc.	3,502	2,044,117
QTS Realty Trust, Inc.	15,000	814,050
		12,336,487
DIVERSIFIED - 8.1%
Armada Hoffler Properties, Inc. (a)	154,953	2,843,388
Colony Capital, Inc. (a)	104,980	498,655
Gladstone Commercial Corp. (a)	88,611	1,937,036
Global Net Lease, Inc.	112,082	2,273,023
Lexington Realty Trust (a)	513,638	5,454,836
One Liberty Properties, Inc.	29,295	796,531
VEREIT, Inc. (a)	283,716	2,621,536
Vornado Realty Trust (a)	39,835	2,649,028
Whitestone REIT (a)	124,535	1,696,167
		20,770,200
FREE STANDING - 6.5%
Agree Realty Corp. (a)	19,309	1,354,913
Essential Properties Realty Trust, Inc.	25,000	620,250
National Retail Properties, Inc. (a)(b)	136,600	7,324,492
Realty Income Corp. (a)	64,900	4,778,587
Spirit Realty Capital, Inc.	19,240	946,223
STORE Capital Corp.	40,000	1,489,600
		16,514,065
HEALTH CARE - 17.1%
Global Medical REIT, Inc. (a)	535,467	7,084,228
Healthpeak Properties, Inc. (a)	113,965	3,928,374
Healthcare Realty Trust, Inc. (a)(b)	38,697	1,291,319
Healthcare Trust of America, Inc.	48,000	1,453,440
LTC Properties, Inc. (a)	75,021	3,358,690
Medical Properties Trust, Inc. (a)(b)	413,609	8,731,286
New Senior Investment Group, Inc.	104,121	796,526
Omega Healthcare Investors, Inc. (a)(b)	66,298	2,807,720
Physicians Realty Trust (a)	179,791	3,405,242
Sabra Health Care REIT, Inc. (a)(b)	113,154	2,414,706
Ventas, Inc. (a)	98,200	5,670,068
Welltower, Inc. (a)(b)	34,200	2,796,876
		43,738,475
INDUSTRIAL - 12.7%
Americold Realty Trust	30,000	1,051,800
Duke Realty Corp.	34,370	1,191,608
Liberty Property Trust (a)	84,637	5,082,452
Monmouth Real Estate Investment Corp. (a)(b)	178,358	2,582,624
Plymouth Industrial REIT, Inc.	172,697	3,175,898
Prologis, Inc. (a)	114,807	10,233,896
Rexford Industrial Realty, Inc. (a)	39,176	1,789,168
STAG Industrial, Inc. (a)	231,693	7,314,548
		32,421,994
LODGING - 5.6%
Apple Hospitality REIT, Inc. (a)	71,400	1,160,250
Ashford Hospitality Trust, Inc. (a)	105,000	292,950
Braemar Hotels & Resorts, Inc. (a)	111,762	998,035
Chatham Lodging Trust (a)	97,000	1,778,980
Condor Hospitality Trust, Inc.	59,420	655,997
DiamondRock Hospitality Co. (a)	60,603	671,481
Hersha Hospitality Trust (a)	132,475	1,927,511
Host Hotels & Resorts, Inc. (a)	67,000	1,242,850
Park Hotels & Resorts, Inc.	58,853	1,522,527
Pebblebrook Hotel Trust (a)	90,480	2,425,769
RLJ Lodging Trust (a)	88,688	$1,571,551
		14,247,901
MANUFACTURED HOMES - 5.0%
Sun Communities, Inc. (a)	65,356	9,809,936
UMH Properties, Inc. (a)(b)	195,796	3,079,871
		12,889,807
MORTGAGE - 2.7%
Annaly Capital Management, Inc. (a)	319,998	3,014,381
Jernigan Capital, Inc. (a)	30,140	576,880
Starwood Property Trust, Inc.	129,100	3,209,426
		6,800,687
OFFICE - 12.0%
Alexandria Real Estate Equities, Inc. (a)	39,300	6,350,094
Boston Properties, Inc. (a)	27,100	3,736,006
Brandywine Realty Trust (a)	165,300	2,603,475
City Office REIT, Inc. (a)	144,253	1,950,301
Corporate Office Properties Trust (a)	83,500	2,453,230
Douglas Emmett, Inc. (a)	51,322	2,253,036
Franklin Street Properties Corp. (a)(b)	76,269	652,863
Highwoods Properties, Inc. (a)(b)	49,723	2,431,952
Hudson Pacific Properties, Inc.	26,000	978,900
Kilroy Realty Corp. (a)	35,600	2,986,840
Mack-Cali Realty Corp. (a)	78,030	1,804,834
SL Green Realty Corp. (a)	27,900	2,563,452
		30,764,983
REGIONAL MALLS - 4.5%
CBL & Associates Properties, Inc. (a)(b)	528,694	555,129
Pennsylvania Real Estate Investment Trust (a)(b)	203,491	1,084,607
Simon Property Group, Inc. (a)(b)	47,527	7,079,622
Taubman Centers, Inc.	10,000	310,900
The Macerich Co. (a)(b)	46,970	1,264,432
Washington Prime Group, Inc. (a)(b)	331,148	1,205,379
		11,500,069
RESIDENTIAL - 16.6%
Apartment Investment & Management Co. (a)(b)	25,451	1,314,544
AvalonBay Communities, Inc. (a)	34,375	7,208,438
Bluerock Residential Growth REIT, Inc. (a)	405,557	4,886,962
Camden Property Trust (a)(b)	11,300	1,198,930
Equity Residential (a)	69,000	5,583,480
Essex Property Trust, Inc. (a)	16,500	4,964,190
Independence Realty Trust, Inc. (a)	489,429	6,891,160
Investors Real Estate Trust	6,281	455,373
Invitation Homes, Inc. (a)(b)	50,000	1,498,500
Mid-America Apartment Communities, Inc. (a)	29,671	3,912,418
NexPoint Residential Trust, Inc.	21,102	949,590
Preferred Apartment Communities, Inc.	56,479	752,300
UDR, Inc. (a)	62,000	2,895,400
		42,511,285
SHOPPING CENTERS - 5.9%
Acadia Realty Trust (a)	30,000	777,900
Brixmor Property Group, Inc. (a)	37,775	816,318
Cedar Realty Trust, Inc. (a)(b)	103,627	305,700
Kimco Realty Corp. (a)	197,226	4,084,550
Kite Realty Group Trust (a)	125,125	2,443,691
Retail Opportunity Investments Corp.	35,000	618,100
RPT Realty	82,220	1,236,589
SITE Centers Corp.	68,500	960,370
Urstadt Biddle Properties, Inc.	40,500	1,006,020
Weingarten Realty Investors (a)(b)	91,225	2,849,869
		15,099,107
SPECIALTY - 6.5%
American Tower Corp.	15,791	3,629,088
Crown Castle International Corp. (a)(b)	14,000	$1,990,100
EPR Properties (a)	114,660	8,099,582
Farmland Partners, Inc. (a)	109,344	741,352
Gladstone Land Corp.	35,000	453,950
Iron Mountain, Inc.	30,000	956,100
VICI Properties, Inc.	29,600	756,280
		16,626,452
STORAGE - 2.6%
CubeSmart (a)	40,000	1,259,200
Extra Space Storage, Inc. (a)(b)	7,910	835,454
Life Storage, Inc. (a)	12,000	1,299,360
Public Storage (a)(b)	15,700	3,343,472
		6,737,486
Total Real Estate Investment Trusts (Cost $209,997,489)		282,958,998
OTHER - 0.0%
Ashford Inc.	702	16,567
		16,567
Total Common Stocks (Cost $210,012,357)		282,975,565
PREFERRED STOCKS - 25.4%
DATA CENTERS - 0.7%
Digital Realty Trust, Inc., Series C, 6.63%	35,000	921,900
Digital Realty Trust, Inc., Series G, 5.88%	30,000	762,000
		1,683,900
DIVERSIFIED - 2.0%
Colony Capital, Inc., Series B, 8.25%	9,609	243,108
Colony Capital, Inc., Series E, 8.75%	36,999	936,075
Gladstone Commercial Corp., Series D, 7.00% (a)	100,000	2,575,000
Global Net Lease, Inc., Series A, 7.25%	55,000	1,453,650
		5,207,833
HEALTH CARE - 0.5%
Global Medical REIT, Inc., Series A, 7.50%	44,000	1,185,796
		1,185,796
INDUSTRIAL - 1.7%
Plymouth Industrial REIT, Inc., Series A, 7.50%	70,000	1,855,000
Rexford Industrial Realty, Inc., Series B, 5.88% (a)	40,000	1,041,400
STAG Industrial, Inc., Series C, 6.88% (a)(b)	55,000	1,467,400
		4,363,800
LODGING - 8.5%
Ashford Hospitality Trust, Inc., Series D, 8.45% (a)	39,304	990,854
Ashford Hospitality Trust, Inc., Series F, 7.38% (a)	74,565	1,637,447
Ashford Hospitality Trust, Inc., Series G, 7.38% (a)	250,000	5,337,500
Ashford Hospitality Trust, Inc., Series H, 7.50% (a)	60,000	1,320,000
Ashford Hospitality Trust, Inc., Series I, 7.50% (a)	68,084	1,476,742
Braemar Hotels & Resorts, Inc., Series B, 5.50% (a)	25,000	475,000
Hersha Hospitality Trust, Series C, 6.88% (a)	46,000	1,150,920
Hersha Hospitality Trust, Series D, 6.50% (a)	70,000	1,743,000
Hersha Hospitality Trust, Series E, 6.50% (a)	35,958	898,950
Pebblebrook Hotel Trust, Series C, 6.50% (a)	78,684	1,998,574
RLJ Lodging Trust, Series A, 1.95% (a)(c)	96,117	2,759,519
Sotherly Hotels, Inc., Series C, 7.88% (a)	40,000	1,030,000
Summit Hotel Properties, Inc., Series E, 6.25% (a)	33,200	848,260
		21,666,766
MANUFACTURED HOMES - 1.5%
UMH Properties, Inc., Series B, 8.00% (a)	66,650	1,726,235
UMH Properties, Inc., Series C, 6.75% (a)	30,000	784,200
UMH Properties, Inc., Series D, 6.38% (a)	49,105	1,228,607
		3,739,042
MORTGAGE - 1.5%
Annaly Capital Management, Inc., Series G, 6.50%	40,000	1,010,000
ARMOUR Residential REIT, Inc., Series B, 7.88% (a)	30,000	753,300
iStar, Inc., Series D, 8.00%	11,810	303,045
iStar, Inc., Series G, 7.65%	21,241	542,070
New York Mortgage Trust, Inc., Series B, 7.75%	33,450	$836,585
New York Mortgage Trust, Inc., Series D, 8.00%	20,000	502,800
		3,947,800
FREE STANDING - 0.8%
Seritage Growth Properties, Series A, 7.00% (a)	80,000	2,105,600
		2,105,600
OFFICE - 0.4%
SL Green Realty Corp., Series I, 6.50% (a)	40,000	1,016,400
		1,016,400
REGIONAL MALLS - 1.7%
CBL & Associates Properties, Inc., Series D, 7.38% (a)	132,461	655,682
CBL & Associates Properties, Inc., Series E, 6.63%	25,000	117,250
Pennsylvania Real Estate Investment Trust, Series B, 7.38% (a)	40,000	802,400
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	35,000	675,500
Washington Prime Group, Inc., Series H, 7.50% (a)	65,000	1,402,050
Washington Prime Group, Inc., Series I, 6.88% (a)	30,000	582,900
		4,235,782
RESIDENTIAL - 2.8%
Armada Hoffler Properties Inc., Series A, 6.75%	35,000	982,450
Bluerock Residential Growth REIT, Inc., Series A, 8.25% (a)	180,000	4,676,400
Bluerock Residential Growth REIT, Inc., Series C, 7.63% (a)	37,645	980,652
Bluerock Residential Growth REIT, Inc., Series D, 7.13%	17,300	440,591
		7,080,093
SHOPPING CENTERS - 2.7%
Cedar Realty Trust, Inc., Series B, 7.25%	24,258	608,391
Cedar Realty Trust, Inc., Series C, 6.50% (a)(b)	100,307	2,326,119
Saul Centers, Inc., Series D, 6.13% (a)	25,000	650,000
SITE Centers Corp., Series K, 6.25% (a)	86,000	2,180,960
Wheeler Real Estate Investment Trust, Inc., Series D, 8.75% (a)(b)	71,354	1,063,888
		6,829,358
SPECIALTY - 0.6%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	24,800	628,928
EPR Properties, Series E, 9.00% (a)(c)	16,400	626,316
		1,255,244
Total Real Estate Investment Trusts (Cost $65,465,242)		64,317,414
Total Preferred Stocks (Cost $65,465,242)		64,317,414
INVESTMENT COMPANIES - 2.4%
Aberdeen Global Premier Properties Fund (a)	196,826	1,275,432
Blackstone/GSO Loan Financing Ltd. (d)	5,496,600	3,051,940
Cohen & Steers Quality Income Realty Fund, Inc. (a)	70,297	1,046,019
Eaton Vance Enhanced Equity Income Fund II	35,188	627,402
Total Investment Companies (Cost $9,804,837)		6,000,793
SHORT-TERM INVESTMENTS - 1.8%
MONEY MARKET FUNDS - 1.8%
State Street Institutional U.S. Government Money Market Fund, 1.88% (Cost $4,663,708)(e)		4,663,705
Total Investments - 140.2% (Cost $289,946,144)		357,957,477
Other assets less liabilities -0.8%		2,043,203
Revolving credit facility -(34.5%)		(88,000,000)
Preferred Shares, at liquidation preference -(6.5%)		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$255,325,680
Notes

a.
As of December 31, 2019, We have pledged portfolio securities with a market value of $188,692,110 as collateral in connection with our revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a).

b.
As of December 31, 2019, we have pledged portfolio securities with a market value of $46,502,789 (see Note (a)) have been rehypothecated by PBL as permitted by our revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b).

c.	Convertible into common stock.

d.	The security is listed on the London Stock Exchange as of December 31, 2019.

e.	Rate reflects 7 day yield as of December 31, 2019 .

See notes to financial statements and notes to portfolio of investments 9

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value (cost of $289,946,144)	$357,957,477
Cash	6,594
Dividends and interest receivable	2,565,379
Prepaid expenses	177,102
Total assets	360,706,552
Liabilities
Revolving credit facility	88,000,000
Advisory fee payable	258,872
Interest payable	212,232
Compliance and internal audit costs payable	37,347
Administrative fee payable	27,671
Distributions payable on preferred shares	17,212
Payable for investment securities purchased	9,832
Accrued expenses and other liabilities	142,706
Total liabilities	88,705,872
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000
Net assets attributable to common shares	$255,325,680
Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$10,202
Additional paid-in capital	255,315,478
Net assets attributable to common shares	$255,325,680
Common shares outstanding	10,202,009
Net asset value per share attributable to common shares	$25.03

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements - continued

Statement of Operations
For the Year Ended
December 31, 2019
Investment Income
Dividend income	$11,721,055
Interest income	78,914
Other income	45,758
Total investment income	11,845,727
Expenses
Advisory	2,956,157
Legal	312,000
Compliance and internal audit	139,622
Custodian	101,999
Administrative	100,999
Shareholder reporting	95,001
Preferred share remarketing and auction fees	72,404
Audit	48,749
Trustees' fees and expenses	57,501
Other	193,062
Total expenses before interest expense	4,077,494
Interest expense	2,872,020
Total expenses	6,949,514
Net investment income	4,896,213
Realized and change in unrealized gain (loss) on investments
Net realized gain on investments	4,292,510
Net change in unrealized gains on investments	61,744,128
Net realized and change in unrealized gains on investments	66,036,638
Net increase in net assets before preferred distributions resulting from operations	70,932,851
Distributions to preferred shareholders from net investment income	(639,400)
Net increase in net assets attributable to common shares resulting from operations	$70,293,451

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements - continued

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Increase (decrease) in net assets resulting from operations
Net investment income	$4,896,213	$6,930,113
Net realized gain on investments	4,292,510	4,708,412
Net change in unrealized gains (losses) on investments	61,744,128	(36,556,718)
Distributions to preferred shareholders	(639,400)	(581,247)
Net increase (decrease) in net assets attributable to common shares resulting from operations	70,293,451	(25,499,440)
Distributions to common shareholders from:
Distributable earnings	(8,334,106)	(9,375,626)
Return of capital	(5,132,546)	(4,091,026)
Total distributions to common shareholders	(13,466,652)	(13,466,652)
Total increase (decrease) in net assets attributable to common shares	56,826,799	(38,966,092)
Net assets attributable to common shares
Beginning of year	198,498,881	237,464,973
End of year	$255,325,680	$198,498,881
Common shares issued and repurchased
Shares outstanding, beginning of year	10,202,009	10,202,009
Shares outstanding, end of year	10,202,009	10,202,009

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements - continued

Statement of Cash Flows
Year Ended
December 31, 2019
Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$70,932,851
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(31,170,823)
Proceeds from sales of long term investments	43,826,943
Net (purchases)\ and sales of short term investments	(3,555,643)
Changes in assets and liabilities:
Increase in dividends and interest receivable and other assets	(1,344)
Increase in prepaid expenses	(77,734)
Increase in advisory fee payable	28,026
Increase in interest payable	174,942
Increase in compliance and internal audit costs payable	3,389
Increase in administrative fee payable	10,364
Increase in payable for securities purchased	9,832
Decrease in accrued expenses and other liabilities	(26,183)
Net change in unrealized gain on investments	(61,744,128)
Net realized gain on investments and foreign currency transactions	(4,292,510)
Cash used in operating activities	14,117,982
Cash flows from financing activities
Distributions paid to preferred shareholders	(644,736)
Distributions paid to common shareholders	(13,466,652)
Cash used in financing activities	(14,111,388)
Increase in cash	6,594
Cash at beginning of year	—
Cash at end of year	$6,594

Supplemental cash flow information:
Cash paid for interest and fees on borrowings	$2,697,078

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year Presented
	For the Year Ended December 31,
	2019	2018	2017		2016	2015
Per Common Share Operating Performance (a)
Net asset value, beginning of year	$19.46	$23.28	$25.54		$23.53	$25.17
Income from Investment Operations
Net investment income (b)	0.48	0.68	0.67		0.69	0.80
Net realized and unrealized gain (loss) on investments	6.47	(3.12)	0.29		2.68	(1.08)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.04)	(0.04)	(0.03)		(0.04)	(0.04)
Net realized gains on investment	(0.02)	(0.02)	(0.02)		—	—
Net increase (decrease) in net asset value from operations	6.89	(2.50)	0.91		3.33	(0.32)
Less: Distributions to common shareholders from:
Net investment income	(0.51)	(0.64)	(0.84)		(1.32)	(1.32)
Net realized gains on investment	(0.33)	(0.28)	(0.48)		—	—
Return of capital	(0.48)	(0.40)	—		—	—
Dilutive effect of rights offering	—	—	(1.85)	(c)	—	—
Net asset value, end of year	$25.03	$19.46	$23.28		$25.54	$23.53
Market price, beginning of year	$15.07	$19.09	$20.46		$19.28	$20.82
Market price, end of year	$20.20	$15.07	$19.09		$20.46	$19.28
Total Return
Total investment return based on:
Market price (d)	43.41%	(14.72)%	(0.46)%		13.25%	(0.81)%
Net asset value (d)	35.81%	(11.06)%	(3.89)%		14.32%	(1.21)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	2.01%	3.14%	2.67%		2.76%	3.29%
Total preferred share distributions	0.26%	0.26%	0.21%		0.17%	0.16%
Net investment income, net of preferred share distributions (b)	1.75%	2.88%	2.46%		2.59%	3.13%
Expenses	2.86%	3.14%	2.62%	(e)	2.28%	2.06%
Portfolio turnover rate	6.60%	21.59%	13.89%		10.48%	17.10%
Net assets attributable to common shares	$255,325,680	$198,498,881	$237,464,973		$195,435,521	$180,055,474
Borrowings on revolving credit facility	$88,000,000	$88,000,000	$88,000,000		$60,000,000	$60,000,000
Asset coverage ratio of borrowings (f)	409%	345%	389%		454%	428%
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000		$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (g)	1,631%	1,290%	1,524%		1,272%	1,180%
Asset coverage ratio of borrowings and preferred shares (h)	344%	290%	327%		355%	335%

(a)	Based on weighted average shares outstanding.
(b)	As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(c)	Represents the impact of our rights offering of 2,550,502 common shares in September 2017 at a subscription price per share based on a formula.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

(e)
We incurred a one time non-recurring expense equal to 0.17% of net assets attributable to common shares, fully reimbursed to us by RMR Advisors. If the non-recurring reimbursed expense was not included, Expenses, including interest expense, would have been 2.45%.

(f)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.

(g)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.

(h)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements
December 31, 2019

Note A

1. Organization

RMR Real Estate Income Fund, or we, us, our, the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At our annual meeting on April 13, 2017, the shareholders approved the redomestication of the Fund from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and we then became and continue to be a Maryland statutory trust. Although we are registered as a non-diversified fund, we have operated as a diversified fund since our merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges us to continue to operate as a diversified fund unless we obtain shareholder approval to operate as a non-diversified fund. We apply investment company accounting and reporting guidance.
2. Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that may affect the amounts reported in our financial statements and related notes. Our actual results could differ from these estimates.
3. Portfolio Valuation

Our investment securities are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on The Nasdaq Stock Market, or Nasdaq, are normally valued by us at the Nasdaq Official Closing Price, or NOCP, provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the ‘‘inside’’ bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent we hold foreign securities in our portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that we determine could affect the value of the foreign securities we own or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to affect our net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by our board of trustees.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by us at fair value as determined in good faith under procedures established by our board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (4) for a further description of fair value measurements.

Investments in open end mutual funds are valued at the closed NAV on valuation date.

4. Fair Value Measurements

We report the value of our securities at their fair value. Fair value is defined as the price that we would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, we use observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions we believe believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

•    Level 1 – unadjusted quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including our own assumptions in determining the fair value of investments).

We use broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor’s Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, we believe that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, we fair value those foreign securities. In such circumstances, we report holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security’s local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security’s reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

All of the our investments were valued using Level 1 inputs as of December 31, 2019. We recognize interperiod transfers between the input levels as of the end of the period. At December 31, 2019, there were no transfers of investments among Level 1 and Level 2. We transferred a foreign security with a fair value of $3,133,062 from Level 3 to Level 1 based on its fair value determined based on market price.

The following table provides a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance, as of December 31, 2018	$3,133,062
Net transfers in and/or out of Level 3	(3,133,062)
Balance, as of December 31, 2019	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2019	$—

5. Securities Transactions and Investment Income

RMR Real Estate Income Fund
Notes to Financial Statements - continued
December 31, 2019

We record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. We use the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions. The difference between cost and fair value of for investments we continue to hold is reflected as unrealized gain (loss), and any change in that amount from a prior period is reflected in the accompanying statement of operations.

6. Taxes

We have qualified and intend to qualify in the future as a ‘‘regulated investment company’’ and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, we may be subject to a 4% excise tax to the extent we do not distribute substantially all of our taxable earnings each year.

We have adopted the provisions of the Topic of the FASB Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. We recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At December 31, 2019, we did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service.
7. Distributable Earnings

We earn income, net of expenses, daily on our investments. On February 22, 2019, we, acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of our board of trustees, adopted a plan, consistent with our investment objectives and policies, a so-called managed distribution policy, allowing us to include long term capital gains, where applicable, as part of a regular fixed quarterly distribution to our shareholders that is intended to distribute an amount consistent with our total returns in relation to NAV over time, or the Managed Distribution Plan. In accordance with the Managed Distribution Plan, we currently distribute $0.33 per common share on a quarterly basis. Our board of trustees may amend, suspend or terminate the Managed Distribution Plan at any time without prior notice to our shareholders if we deem such actions to be in the best interests of us or our shareholders. Consistent with the Managed Distribution Plan, our distributions to our common shareholders may consist of ordinary income (net investment income and short term capital gains), a portion of the estimated realized long term capital gains or return of capital, which is not taxable. To the extent our net realized capital gains, if any, can be offset by capital loss carry forwards, it is our policy not to distribute such gains subject to our Managed Distribution Plan. Distributions to preferred shareholders are determined as described in Note D.

We have substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that we receive from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to us. We have excluded from our investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. We have included in our "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. We have credited "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. In addition, if we use capital loss carryforwards to offset capital gains, a portion of our distribution to common shareholders may be classified as ordinary income for U.S. federal income tax purposes. Further, our distributions to common shareholders for the years ended December 31, 2019 and 2018 did not exceed the aggregate of the cash distributions we received from our investments and capital gains as a result of trading activities less our expenses and distributions to preferred shareholders. The classifications of distributions received from our investments were as follows:

	Year ended	Year ended
	December 31, 2019	December 31, 2018
Ordinary income (1)	$11,845,727	$13,871,958
Capital gain income (2)	2,273,809	4,212,690
Return of capital (3)	4,989,497	4,042,555
	$19,109,033	$22,127,203

RMR Real Estate Income Fund
Notes to Financial Statements - continued
December 31, 2019

(1) Reported as investment income in our Statement of Operations.
(2) Included in net realized gain on investments in our Statement of Operations.
(3) Included in net change in unrealized gain on investments in our Statement of Operations.

Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes.

The tax character of distributions during the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year ended	Year ended
	December 31, 2019	December 31, 2018
Ordinary income	$5,431,697	$6,941,666
Long term capital gains	3,541,809	3,015,207
Return of capital	5,132,546	4,091,026
	$14,106,052	$14,047,899

As of December 31, 2019, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	$—
Net unrealized gain (loss)	$67,158,120

The cost, gross unrealized gains and gross unrealized losses of our investments for federal income tax purposes as of December 31, 2019, are as follows:

Cost	$290,799,357
Gross unrealized gains	$92,159,778
Gross unrealized losses	(25,001,658)
Net unrealized gain (loss)	$67,158,120

The $853,213 difference between the financial reporting cost basis, tax cost basis and unrealized gain (loss) of our investments as of December 31, 2019 is due to the different treatment of wash sales of portfolio investments and non-taxable distributions received from portfolio investments for financial and tax reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, capital losses generated in tax years beginning after the date of enactment are carried forward indefinitely, and retain the character of the original loss. Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable.

At December 31, 2019, we had post-enactment accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $1,350,092.

During the year ended December 31, 2019, we utilized net capital loss carryforwards of $209,830.
8. Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, our investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of our shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

RMR Real Estate Income Fund
Notes to Financial Statements - continued
December 31, 2019

The value of certain dividend and interest paying securities in our portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in our portfolio will decline because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, our revolving credit facility requires interest to be paid at a variable interest rate and we pay distributions on our outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, our interest costs will be higher and the distribution rate on our preferred shares may increase which could adversely affect our cash flow and ability to pay common share distributions.

We may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet our obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of our securities uncertain and/or result in sudden and significant valuation increases or declines in our holdings. If there is a significant decline in the value of our portfolio, this may impact the asset coverage levels for our outstanding leverage, and impair our ability to pay common share distributions and achieve our investment objectives.

London Interbank Offer Rate, or LIBOR, is currently expected to be phased out in 2021. We are required to pay interest on borrowings under our credit facility at floating rates based on LIBOR. Future debt that we may incur may also require that we pay interest based upon LIBOR. Additionally, the terms of our preferred securities contain reference rates based on LIBOR. We currently expect that the determination of interest under our credit agreement, and the reference rates for our preferred securities, would be based on the alternative rates provided under the credit agreement or the terms of our preferred securities or would be amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR for similar types of loans or securities, as the case may be. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest or rates under our agreements or the terms of our preferred securities would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned. If the determination of interest or reference rates does not, or if we cannot forecast with sufficient confidence that it will, approximate the current calculation in accordance with LIBOR, we may incur additional costs, our investment income, net of interest expense, may decline, and the distributions required to be paid on our preferred securities may increase, all of which could result in reduced returns to investors.

Additionally, the preferred securities in which we invest may similarly have rates based on LIBOR. The foregoing risks and uncertainties apply to these portfolio investments as well. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by us. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to us.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Trustee Compensation; Other Agreements

RMR Real Estate Income Fund
Notes to Financial Statements - continued
December 31, 2019

We have an investment advisory agreement with RMR Advisors to provide us with a continuous investment program, to make day to day investment decisions and to generally manages our business affairs in accordance with our investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of our average daily managed assets. Managed assets means our total assets less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, our revolving credit facility and the liquidation preference of our preferred shares are not considered a liability and they are considered indebtedness entered into for purposes of leverage. We incurred advisory fees of $2,956,157 for the year ended December 31, 2019.

RMR Advisors also performs administrative functions for us pursuant to an administration agreement with us. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for us. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. We paid RMR Advisors $100,999 for subadministrative fees charged by State Street for the year ended December 31, 2019.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an ‘‘interested person’’ of us, as defined under the 1940 Act, is considered to be a ‘‘disinterested trustee’’. We pay cash compensation to our disinterested trustees, consisting primarily of an annual retainer. We incurred trustee fees and expenses of $57,501 for the year ended December 31, 2019.

Our board of trustees, and separately the disinterested trustees, has authorized us to make payments to RMR Advisors for costs related to our compliance and internal audit programs. We incurred compliance and internal audit expenses of $139,622, which includes our allocated portion for compliance and internal audit related costs for the year ended December 31, 2019.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2019, were as follows:

		Brokerage
Purchases(1)	Sales(1)	Commissions
$31,170,823	$43,826,943	$22,518
______________________________

(1)	Includes the cost of brokerage commissions we paid for purchases and sales of securities of $8,270 and $14,248, respectively.
Note D

Preferred Shares

We have issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to our common shares and rank on parity with each other class or series of our preferred shares as to the payment of periodic distributions, including distribution of assets upon liquidation. If we do not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating our preferred shares, or (2) maintain ‘‘asset coverage’’, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in our bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of our common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of our trustees. We pay distributions on our preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions for each series are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of December 31, 2019.

RMR Real Estate Income Fund
Notes to Financial Statements - continued
December 31, 2019

		Date of
Series	Rate	Auction
Series M	3.25%	12/30/2019
Series T	3.25%	12/31/2019
Series W	3.25%	12/31/2019
Series Th	3.25%	12/26/2019
Series F	3.25%	12/27/2019

To date, no auctions for our preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as ‘‘failed’’ auctions). However, RBC Capital Markets, LLC, an affiliate of our lead broker dealer for our preferred securities, has from time to time acquired for its own account a portion of our preferred securities in the auctions, which at times have constituted a substantial portion of our preferred securities, and it may from time to time continue to purchase the our preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada’s (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of December 31, 2019, it owned, in the aggregate, 269 of our issued and outstanding preferred shares, or 40.3% of our issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in our auctions, some auctions likely would have failed and holders of our preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase our preferred shares in any future auction of our preferred securities in which demand is insufficient for holders of our preferred shares to sell all offered preferred shares, or that we will not have any auction for our preferred securities fail. If an auction of our preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which we would otherwise pay as a result of a successful auction. If an auction fails, holders of our preferred shares may not be able to sell their preferred shares in that auction. If auctions for our preferred shares fail, or if market conditions generally frustrate our ability to enhance investment results through the investment of capital attributable to our outstanding preferred shares, such factors may cause us to change the form and/or amount of investment leverage and may result in our realizing reduced investment returns.

We actively manage compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of our intention to do so, we may from time to time purchase or otherwise acquire our outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

See Note 8 on page 23 for a discussion regarding LIBOR and the potential impact to our preferred securities.

Note E

Capital Share Transactions

As of December 31, 2019, 10,202,009 common shares, $.001 par value per share, were issued and outstanding. We have no capital stock transactions during the year ended December 31, 2019.

Note F

Revolving Credit Facility

We have an $88,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage International, Ltd., or PBL. On March 1, 2019, we and PBL amended the Facility to adjust the interest payable on amounts borrowed under the Facility to an annual rate of one month LIBOR plus 95 basis points; prior to this amendment interest payable on outstanding borrowings under the Facility was at an annual rate of three months LIBOR plus 95 basis points. The Facility has a 179-day rolling term that resets daily; however, if we fail to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. In the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. We pay a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. We are required to pledge portfolio

RMR Real Estate Income Fund
Notes to Financial Statements - continued
December 31, 2019

securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of December 31, 2019, we have pledged portfolio securities with a market value of $188,692,110 as collateral for the Facility. During the year ended December 31, 2019, we have no unused portion of the Facility and did not pay a facility fee. If we fail to meet certain requirements, or maintain other financial covenants required under the Facility, we may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require us to sell portfolio securities at potentially inopportune times if other financing is not then available to us on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by us up to the amount of the loan balance outstanding. We continue to receive dividends and interest on rehypothecated securities. We also have the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, we will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, we, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. We will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of December 31, 2019, the aggregated value of rehypothecated securities was $46,502,789. Those rehypothecated securities were included among the portfolio securities pledged by us as collateral for the Facility. During the year ended December 31, 2019, we earned $45,001 in fees from rehypothecated securities, which we recorded as other income in our Statement of Operations.

As of December 31, 2019, we had outstanding borrowings of $88,000,000 under the Facility. During the year ended December 31, 2019, the average outstanding daily balance under the Facility was $88,000,000 at a weighted average borrowing cost of 2.86%. As of December 31, 2019 the annual interest rate payable on borrowings under our revolving credit facility was 2.71%.

See page 23 for a discussion regarding LIBOR and the potential impact to market interest rates.

Note G

Subsequent Events

We have evaluated the impact of all subsequent events on our financial statements through the date of the financial statements and none were noted.

Note H

Business Change Proposal

We have scheduled a Special Meeting of Shareholders to be held on April 16, 2020, in connection with a proposal to change our business from investing in equity securities of real estate companies to originating and investing in mortgage loans secured by middle market and transitional commercial real estate. Proxy materials for the special meeting of shareholders that provided a detailed description of the proposal are available on the SEC’s website at www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of RMR Real Estate Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Real Estate Income Fund (the Fund) as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, including the related notes and schedules (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2017, December 31, 2016, and December 31, 2015 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 21, 2018.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more RMR investment companies since 2018.
Boston, Massachusetts
February 25, 2020

RMR Real Estate Income Fund
Brokerage Policy
Subject to the supervision of our board of trustees, our Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of our assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for us, our Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, our Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research, if any, it provides.

Our Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates’ clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including us. To the extent that our Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

Our Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

Our Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, or the Exchange Act, which requires our Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. Our Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice
We recognize and respect the privacy of our prospective, current, inactive and former shareholders, including you, and take precautions to maintain the privacy of your nonpublic personal information. This notice is provided to help you understand your personal information to which we may have access, how we protect that information and under certain circumstances we share that information with select parties.

What information is collected?

Our transfer agent may collect nonpublic personal information about you and your financial transactions with us. This information may be collected on an application form for registering your shares directly with our transfer agent, or in the course of your dealing with our transfer agent, and information collected could include, for example, and without limitation, your social security number, account balance, bank account information, purchase history and transaction history. The privacy policy of our transfer agent governs how your nonpublic personal information collected by such transfer agent may be shared by such transfer agent. In the course of our business, we may also have access to the information such transfer agent has about you and the transactions you conduct through such transfer agent. We do not directly collect nonpublic personal information about you.

From what sources is this information collected?

Our transfer agent could collect nonpublic personal information about you from different sources, including, without limitation, the following:

•	Information received from you or, if applicable, your financial intermediary, on applications, forms or other documents;

•	Information about your transactions with us, our affiliates or other third parties such as our service providers; and

•	Information received from consumer reporting agencies (including credit bureaus).

We may have access to your nonpublic personal information collected by our transfer agent.

How do we share your information?

We do not sell your name or other information about you to anyone, nor do we share your information with affiliates and other third parties for marketing purposes. We do not disclose nonpublic personal information about our shareholders except to our affiliates and certain service providers, such as our subadministrator, transfer agent, attorneys, investment subadvisors and other financial or non financial service providers, for our business purposes or as permitted by law. We may disclose your nonpublic personal information:

•	To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

•	When you direct us to do so or consent to the disclosure (unless and until you revoke your direction or consent).

•	To approve or maintain your account.

•	To process transactions related to your investment in us.

•	To administer the Fund and process our transactions.

•	To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

•	To report to consumer reporting agencies and credit bureaus.

•	In connection with disputes or litigation between us.

How do we protect your information?

We conduct our business through officers and third parties that provide services pursuant to agreements with us (for example, the service providers described above). We do not have any employees. We restrict access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or us. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, we will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

What if I am a customer of a financial intermediary and hold my Fund shares through a financial intermediary?

Please note that if you hold our shares through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.
Special Meeting

A special meeting of our shareholders will be held on April 16, 2020, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials or other proxy materials will be mailed to the shareholders of record of the Fund each of whom is invited to attend.

Proxy Voting Policies and Procedures
A description of the policies and procedures that are used to vote proxies relating to our portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to our annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission, or the Commission, at http://www.sec.gov. Information regarding how we voted proxies relating to our portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund’s Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters
We are committed to complying with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with any member(s) of our Board may do so by writing to the Board member(s) for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate Board member(s).

Portfolio Holdings Reports
We file our complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC website at http://www.sec.gov. Our Form N-Q may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. We provide additional data on our website at http://www.rmrfunds.com.

Certifications

Our principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund’s Forms N-CSR and N-Q are available on the Commission’s website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended December 31, 2019.

Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution

.003%	$3,541,809	$138,609

Our shareholders have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from us during calendar year 2019. You should consult with your own tax advisers as to the federal, state and local tax status of your distributions.

RMR Real Estate Income Fund
Dividend Reinvestment Plan
Our board of trustees has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan. If you are a registered shareholder of our common shares, you may elect to participate in the Plan. You are not eligible to participate in the Plan if you hold our common shares in “street name”, but your bank or broker may have its own dividend reinvestment plan that you may be able to participate in. You need to contact your bank or broker to determine if it offers such a plan, whether you are eligible to participate and how you can enroll in that plan.
If you are a registered shareholder and you elect to participate in the Plan, you will have all your cash distributions invested in common shares. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Equiniti Trust Company is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from us. The plan agent will use all funds received from participants through the Cash Purchase Option to purchase our shares in the open market or will return such funds to participants. If you do not elect to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.
The number of our common shares you will receive if you participate in the Plan will be determined as follows:

(1)
If, on a distribution payment date for us the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase our common shares in the open market, on the NYSE American or elsewhere, for your account prior to the next ex-dividend date (or 30 days after the distribution payment date, whichever is sooner). It is possible that the market price for our common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by us. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for us, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, we will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for a "Prohibited Account". A "Prohibited Account" is an account of any participant whose share ownership (aggregating Plan shares and shares owned outside the Plan) exceeds 9.8% of our total outstanding shares, or whose share ownership we reasonably believes would exceed 9.8% of our total outstanding shares after giving effect to a dividend reinvestment coupled with a maximum $10,000 voluntary cash payment purchase. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.
We will pay the plan agent's administrative fees. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option.
We may amend or terminate our Plan or the Cash Purchase Option if our board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.
Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of those distributions even though you do not receive any cash.
All correspondence* about the Plan should be directed to EQ Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to EQ Shareowner Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

* Shareholders who hold our shares in "street name", that is, through a broker, financial adviser or other intermediary, should not contact the Administrator with Plan correspondence, opt-in Cash Purchase Option or other requests. If you own your shares in street name, you must instead contact your broker, financial adviser or intermediary.

Trustees and Officers

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Interested Trustees[3]

Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2021; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
Director of the Advisor since 2007, President of the Advisor from 2007 to 2017 and Chief Executive Officer of the Advisor from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2006; President and Chief Executive Officer of the Fund from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Service Properties Trust (formerly Hospitality Properties Trust) since 2007; Managing Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2007; Managing Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America Inc. since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.
1
Jennifer B. Clark (1961)	Class III Managing Trustee of the Fund to serve until 2022; Secretary and Chief Legal Officer (serves at the discretion of the Board), since 2002 (Class III Trustee since 2019)
President and Chief Executive Officer of the Advisor since 2019, Director of the Advisor since 2015, Secretary of the Advisor since 2002, Executive Vice President and General Counsel of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2018, and Chief Legal Officer of the Advisor from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2018; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Service Properties Trust (formerly Hospitality Properties Trust) since 2008; Secretary of Diversified Healthcare Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America Inc. since 2007; Secretary of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017 and Secretary of Select Income REIT from 2011 to 2018.
1

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Independent Trustees

John L. Harrington (1936)	Class I Independent Trustee to serve until 2020; since 2003
Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Service Properties Trust (formerly Hospitality Properties Trust) since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 1999; and Independent Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Independent Trustee of Tremont Mortgage Trust since 2017.

Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2021; since 2009
Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2009 and Lead Independent Trustee from 2015 to 2019; Independent Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Independent Trustee of Select Income REIT from 2012 to 2018; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not for profit regional hospital.
1
See notes on page 36.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]
Joseph L. Morea (1955)	Class III Independent Trustee to serve until 2022; since 2016
Independent Director of TravelCenters of America Inc. since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Industrial Logistics Properties Trust since 2018;and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.
1
_________________________

1.	The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

2.	RMR Funds is a fund complex consisting of the Fund.

3.
“Interested Trustees” are trustees who are “interested persons” of the Fund within the meaning of the 1940 Act. Adam Portnoy and Jennifer B. Clark are each an “interested person”, as defined by the 1940 Act, of the Fund as a result of their ownership of, and/or current positions with RMR Advisors, the Fund’s investment adviser, The RMR Group LLC (the parent of RMR Advisors), and The RMR Group Inc. (a majority owner of RMR Advisors).

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer[2]

Executive Officers

Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1

Brian E. Donley (1974)	Chief Financial Officer and Treasurer (serves at the discretion of the Board); since 2019	Vice President of RMR LLC since 2019; and Chief Financial Officer and Treasurer of Service Properties Trust (formerly Hospitality Properties Trust) since 2019; Senior Director of Portfolio Accounting of RMR LLC from 2014 to 2018; Assistant Vice President and Controller of RMR LLC from 2007 to 2014.	1

Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002; Class III Managing Trustee of the Fund to serve until 2022
President and Chief Executive Officer of the Advisor since 2019, Director of the Advisor since 2015, Secretary of the Advisor since 2002, Executive Vice President and General Counsel of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2018, and Chief Legal Officer of the Advisor from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Trustee of Senior Housing Properties Trust since 2018; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Service Properties Trust (formerly Hospitality Properties Trust) since 2008; Secretary of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America Inc. since 2007; Secretary of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017 and Secretary of Select Income REIT from 2011 to 2018.
			1
See notes on page 38.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer[2]
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012
Chief Compliance Officer of the Advisor since 2012 and Director of Internal Audit since 2017; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Service Properties Trust (formerly Hospitality Properties Trust), Office Properties Income Trust (formerly Government Properties Income Trust), Diversified Healthcare Trust (formerly Senior Housing Properties Trust), Five Star Senior Living Inc. and TravelCenters of America Inc. since 2012; Director of Internal Audit of Select Income REIT from 2012 to 2018; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; and attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011.
1
________________________

1.	The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

2.	RMR Funds is a fund complex consisting of the Fund.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

(a)
As of the period ended December 31, 2019, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

(b)	The registrant has not made any reportable amendment to its code of ethics during the covered period.

(c)	The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(d)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.

(a)(1)
The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee, or the Audit Committee, that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

(a)(2)	The name of the audit committee financial expert is Joseph L. Morea. Mr. Morea has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant’s independent accountant for audit services were $40,000 for each of the fiscal years ended December 31, 2019 and 2018.

(b)	Audit-Related Fees: The aggregate fees billed by the registrant’s independent accountant for audit-related services were zero for the fiscal years ended December 31, 2019 and 2018.

(c)
Tax Fees:  The aggregate fees billed by the registrant’s independent accountant for tax compliance services were $8,750 during the fiscal year ended December 31, 2019, and $12,638 during the fiscal year ended December 31, 2018. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2019 and December 31, 2018 were the review of the registrant’s federal and state income tax returns and tax compliance procedures.

(d)	All Other Fees: The aggregate fees billed by the registrant’s independent accountant for other services were zero during the fiscal years ended December 31, 2019 and December 31, 2018.

(e)
Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the SEC on the independent accountant’s independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant’s ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not “interested persons” of the registrant as defined by Section 2(a)(19) of the 1940 Act. The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee’s responsibilities to approve services performed by the independent accountant to the registrant’s executive officers or RMR Advisors, the registrant’s investment adviser. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.

(f)	Percentages of Services: None.

(g)	Not applicable.

(h)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2019 and December 31, 2018, except for tax compliance services rendered to the registrant described in subparagraph (c) above.

(i)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the registrant's Audit Committee are John L. Harrington, Joseph L. Morea and Jeffrey P. Somers.

(b)	Not applicable.

Item 6. Investments.

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Fernando Diaz. Mr. Diaz is the President and Senior Portfolio Manager of the registrant since February 2015. Mr. Diaz served as a Vice President of the registrant between May 2007 and February 2015; prior to the registrant’s merger with Old RMR Real Estate Income Fund, or Old RIF, on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Diaz became a portfolio manager of the registrant and served in that capacity until February 2015 when he became the Senior Portfolio Manager of the registrant. Mr. Diaz is also Vice President of RMR Advisors (since 2007) and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

Adam D. Portnoy. Mr. Portnoy is a Managing Trustee and a portfolio manager of the registrant. Mr. Portnoy has served as a Managing Trustee of the registrant since March 2009. Mr. Portnoy was also the President and Chief Executive Officer of the registrant from May 2007 to February 2015. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger on January 20, 2012. Upon the closing of such merger, Mr. Portnoy became a portfolio manager of the registrant and has served in that capacity since such time. Mr. Portnoy is also a Director of RMR Advisors since 2007 and was the President of RMR Advisors from 2007 to September 2017 and Chief Executive Officer of RMR Advisors from 2015 to September 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; President and Chief Executive Officer of The RMR Group LLC (“RMR LLC”) since 2006; Director of RMR LLC from 2006 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Service Properties Trust (formerly Hospitality Properties Trust) since 2007; Managing Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2007; Managing Trustee of Office Properties Income Trust (formerly Government Properties Income Trust) since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America Inc. since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, he was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.

The portfolio managers generally function as a team. Mr. Portnoy provides strategic guidance while Mr. Diaz is in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz and Portnoy include time served in those positions with such funds' predecessor funds.

CONFLICTS OF INTEREST: Mr. Diaz is only responsible for the day to day management of the registrant’s account. Mr. Portnoy is responsible for strategic guidance for the registrant and for accounts managed by Tremont Realty Advisors LLC, an affiliate of RMR LLC. The accounts managed by Tremont Realty Advisors LLC do not invest in the same type of investments as the registrant. Therefore, there are no conflicts of interest with allocation of trades. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees, RMR Advisors, the registrant's investment adviser (the "Advisor"), is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the registrant, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.
Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.
The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.
The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.
COMPENSATION: The Advisor pays no direct compensation to Mr. Adam Portnoy for his services.
The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Adam Portnoy receives compensation for his services to affiliates of the Advisor.
The foregoing compensation information is as of December 31, 2019.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of December 31, 2019.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2019
Fernando Diaz	$10,001-$50,000
Adam D. Portnoy	Over $1,000,000*

*Includes certain equity securities of the registrant directly owned by ABP Trust that may be deemed to be beneficially owned by Mr. Portnoy as a result of his control, as the sole trustee and controlling shareholder of ABP Trust; Mr. Portnoy disclaims beneficial ownership of equity securities of the registrant directly owned by ABP Trust except to the extent he may have a pecuniary interest therein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2019, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

A.
The registrant has pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who is also the registrant's securities lending counterparty. The registrant permits, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant receives a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of portfolio securities. The revenue split represents an amount agreed between the registrant and its lender as part of the economic terms on which such lender extends credit to the registrant. The registrant does not otherwise engage in any securities lending activities.

(a) The gross income earned by the registrant's lender from the permitted rehypothecation of the registrant's pledged portfolio securities was $64,301 for the fiscal year ended December 31, 2019.

(b) The share of the revenue generated by the permitted rehypothecation of the registrant's pledged portfolio securities that was retained by the registrant's lender and securities lending counterparty was $19,289 for the fiscal year ended December 31, 2019. The registrant does not pay its lender and securities lending counterparty any fees, rebates or other compensation in connection with the permitted rehypothecation of the registrant's pledged portfolio securities other than revenue split. The registrant's credit agreement with its lender contains other economic terms, such as interest rate and unused facility fees, that the registrant believes are unrelated to the permitted rehypothecation of the registrant's pledged portfolio securities.

(c) The net income the registrant received from its lender's permitted rehypothecation of the registrant's pledged portfolio securities was $45,001 for the fiscal year ended December 31, 2019.

B.	Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending.

Reference is made to the report to shareholders filed under Item 1 of this Form N-CSR for additional details regarding the arrangements described in response to this Item 12.

Item 13. Exhibits.

(a)	(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	19a-1 notices, pursuant to the terms of the exemptive relief granted on April 20, 2010 (Investment Company Act of 1940 Release No. 29213, File No. 812-13058-06) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:

/s/ Fernando Diaz
Fernando Diaz
President
Date: February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Fernando Diaz
Fernando Diaz
President
Date: February 25, 2020

By:

/s/ Brian E. Donley
Brian E. Donley
Treasurer and Chief Financial Officer
Date: February 25, 2020